Exhibit 21.1

CORPORATE PROPERTY ASSOCIATES 16 – GLOBAL INCORPORATED

SUBSIDIARIES OF REGISTRANT

Name of Subsidiary	State or Country of Incorporation
620 Eighth Investor NYT (NY) QRS 16-150, Inc.	Delaware
620 Eighth Lender NYT (NY) Limited Partnership	Delaware
620 Eighth NYT (NY) Limited Partnership	Delaware
8930 Member (MD) QRS 14-29, Inc.	Delaware
8930 Stanford Boulevard LLC	Delaware
ACT Grundstücksverwaltungs GmbH & Co. KG	Germany
ACT Grundstücksverwaltungs Management GmbH & Co. KG	Germany
ADCIR (CO) QRS 16-60, Inc.	Delaware
Aerobic (MO) LLC	Delaware
AFD (KV) LLC	Delaware
AFD (MN) LLC	Delaware
AIR (IL) QRS 14-48, Inc.	Delaware
Alum (Canada) QRS 16-103, Inc.	Delaware
Alum Landlord (DE) QRS 16-105, Inc.	Delaware
ALUSA (TX) DE Limited Partnership	Delaware
ALUSA-GP (TX) QRS 16-72, Inc.	Delaware
ALUSA-LP (TX) QRS 16-73, Inc.	Delaware
Amtoll (NM) QRS 14-39, Inc.	Delaware
Applied Four (DE) QRS 14-75, Inc.	Delaware
Applied Utah (UT) QRS 14-76, Inc.	Delaware
Assembly (MD)	Maryland
Autopress (GER) LLC	Delaware
Autosafe Airbag 12 (CA) LP	Delaware
Autosafe Airbag 14 (CA) LP	Delaware
BAC (MO) QRS 14-10, Inc.	Delaware
Bandwidth (UT) QRS 14-58, Inc.	Delaware
BBA Invest SCI	France
BBA-2 EURL	France
BBA-I SARL	France
Bbrands (Multi) QRS 16-137, Inc.	Delaware
BDF (CT) QRS 16-82, Inc.	Delaware
Beverage (GER) QRS 16-141, Inc.	Delaware
BeW Kfz-Service GmbH & Co. KG	Germany
BeW Kfz-Service Verwaltungs-GmbH	Germany
BFS (DE) LP	Delaware
BFS (DE) QRS 14-74, Inc.	Delaware
Bill-GP (TX) QRS 14-56, Inc.	Delaware
Bill-MC 14 LP	Delaware
Blocks (Ger) Qrs 16-89, Inc.	Delaware
BM-LP (TX) QRS 14-57, Inc.	Delaware
BOBS (CT) QRS 16-25, Inc.	Delaware
Bolt (DE) Limited Partnership	Delaware
Borneo Agencies Ltd.	Thailand
Bos Club LL (MA) LLC	Delaware
BP (IL) GP QRS 14-97, Inc.	Delaware
BP (IL) L.P.	Delaware
BP (IL) Trust	Maryland
Bplast 16 Manager (DE) QRS 16-129, Inc.	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	State or Country of Incorporation
Bplast 16 Member (DE) QRS 16-128, Inc.	Delaware
Bplast Expansion Manager (IN) 16-154, Inc.	Delaware
Bplast Expansion Member (IN) 16-153, Inc.	Delaware
Bplast Landlord (DE) LLC	Delaware
Bplast Two Landlord (IN) LLC	Delaware
Bplast Two Manager (IN) QRS 16-152, Inc.	Delaware
Bplast Two Member (IN) 17 LLC	Delaware
Bplast Two Member (IN) QRS 16-151, Inc.	Delaware
Brelade Holdings Ltd.	Cyprus
Brilliant 437 GMBH	Germany
BSL Caldwell (NC) LLC	Delaware
Bst Torrance Landlord (CA) QRS 14-109, Inc.	Delaware
BT (PA) QRS 12-25, INC.	Delaware
Can (WI) QRS 12-34, Inc.	Wisconsin
Can-Two (DE) QRS 12-67, Inc.	Delaware
CAR-4 I SARL	France
CAR-4 II SARL	France
Car-4 SCI	France
Cards (CA) QRS 12-12, Inc.	Delaware
Cards Limited Liability Company	Delaware
Carey 16 Lending Corp.	Delaware
Carey Norcross, L.L.C.	Delaware
Carey Watermark 1 LLC	Delaware
Casting Germany (DE) QRS 16-109, Inc.	Delaware
Casting Member Germany (DE) QRS 16-108, Inc.	Delaware
CB (MA) QRS 12-57, Inc.	Delaware
CBS (PA) QRS 14-12, Inc.	Delaware
CC (Multi) GP QRS 12-62, Inc.	Delaware
CC (Multi) Limited Partnership	Delaware
CC (Multi) Trust	Maryland
Champion Edge SND BHD	Malaysia
Chassis (DE) Limited Partnership	Delaware
Chassis (GER) QRS 16-118, Inc.	Delaware
CHS WKS (DE) QRS 16-81, Inc.	Delaware
Clean (KY) LLC	Delaware
Clean (KY) QRS 16-22, Inc.	Delaware
Coco (WY) QRS 16-51, Inc.	Delaware
Coco-Dorm (PA) QRS 16-52, Inc.	Delaware
Coco-Dorm (PA) Trust	Maryland
Coco-Dorm (PA), LP	Delaware
Cold (DE) QRS 12-50, Inc.	Delaware
Conductor (CA) QRS 14-11, Inc.	Delaware
Consys (SC) QRS 16-66, Inc.	Delaware
Container Finance (Finland) QRS 16-62, Inc.	Delaware
CP GAL (IN) QRS 16-61, Inc.	Delaware
CP GAL Fairfax, LLC	Delaware
CP GAL Kennesaw, LLC	Delaware
CP GAL Leawood, LLC	Delaware
CP GAL Lombard, LLC	Delaware
CP GAL Plainfield, LLC	Delaware
CPA 14 (UK) Finance Company	Delaware
CPA 16 Netherlands CV	Netherlands

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	State or Country of Incorporation
CPA16 German (DE) Limited Partnership	Delaware
CPA16 German GP (DE) QRS-155, Inc.	Delaware
CPA16 LLC	Delaware
CPA16 Merger Sub Inc.	Delaware
Crate (GER) QRS 16-142, Inc.	Delaware
CRI (AZ-CO) QRS 16-4, Inc.	Delaware
Cups (DE) LP	Delaware
CV GP (Dutch) QRS 14-111, Inc.	Delaware
CV GP (Dutch) QRS 16-148, Inc.	Delaware
Delaware Chip LLC	Delaware
Delaware Frame (TX), LP	Delaware
Delmo (PA) QRS 12-10	Pennsylvania
Delmo 11/12 (DE) LLC	Delaware
DES-Tech (TN) Limited Partnership	Delaware
DES-Tech GP (TN) QRS 16-49, Inc.	Delaware
DES-Tech LP (TN) QRS 16-50, Inc.	Delaware
Develop (TX) LP	Delaware
Dfence (Belgium) 15-16 Sprl	Belgium
Dfence (Belgium) 16 Sprl	Belgium
Dfend 16 LLC	Delaware
DIY (Poland) Sp. Zoo	Poland
Doublememphis (TN) QRS 16-122, Inc.	Delaware
Doublememphis (TN) TRS 16-121, Inc.	Delaware
Dough (DE) QRS 14-77, Inc.	Delaware
Dough (MD)	Maryland
Drill (DE) Trust	Maryland
Drug (AZ) QRS 14-42, Inc.	Delaware
DSG GP (PA) QRS 14-103, Inc.	Delaware
DSG Landlord (PA) L.P.	Delaware
DSG LP (PA) Trust	Maryland
ELL (GER) QRS 16-37, Inc.	Delaware
Erwin Specht GmbH & Co. KG	Germany
Erwin Specht Verwactungs GmbH	Germany
Fabric (DE) GP	Delaware
Fast (DE) QRS 14-22, Inc.	Delaware
Film (FL) QRS 14-44, Inc.	Delaware
Finistar (CA-TX) Limited Partnership	Delaware
Finistar GP (CA-TX) QRS 16-21, Inc.	Delaware
Finistar LP (DE) QRS 16-29, Inc.	Delaware
Finit (FI) LLC	Delaware
Fit (TX) GP QRS 12-60, Inc.	Delaware
Fit (TX) LP	Delaware
Fit (TX) Trust	Maryland
Fit (UT) QRS 14-92, Inc.	Delaware
Food (DE) QRS 12-49, Inc.	Delaware
Foss (NH) QRS 16-3, Inc.	Delaware
Frame (TX) QRS 14-25, Inc.	Delaware
Freight (IL) LLC	Delaware
FRO 16 (NC) LLC	Delaware
FRO Spin (NC) LLC	Delaware
Gate (Mo) Qrs 16-95, Inc.	Delaware
GB-ACT (GER) Limited Partnership	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	State or Country of Incorporation
Gerb (CT) QRS 14-73, Inc.	Delaware
Gilbert Plastic LLC	Delaware
Greens (Finland) QRS 16-14, Inc.	Delaware
Greens Shareholder (Finland) QRS 16-16, Inc.	Delaware
GS Landlord (MI) LLC	Delaware
GS Managing Member (Mi) Qrs 16-88, Inc.	Delaware
Guitar Mass (TN) QRS 14-36, Inc.	Delaware
Guitar Plus (TN) QRS 14-37, Inc.	Delaware
H2 Investor (GER) QRS 16-100, Inc.	Delaware
H2 Lender (GER) QRS 16-101, Inc.	Delaware
Hammer (DE) Limited Partnership	Delaware
Hammer (DE) LP QRS 12-65, Inc.	Delaware
Hammer (DE) LP QRS 14-100, Inc.	Delaware
Hammer (DE) Trust	Maryland
HEF (NC-SC) QRS 14-86, Inc.	Delaware
Hegyal Logisztikai Szolgaltato KFT	Hungary
Hellweg GmbH & Co. Vermögensverwaltungs KG	Germany
Hinck (DE) QRS 16-36, Inc.	Delaware
Hinck 16 LP (DE) QRS 16-47, Inc.	Delaware
Hinck Equity, LLC	Delaware
Hinck Landlord (DE) Limited Partnership	Delaware
HLWG Two (GER) LLC	Delaware
HLWG Two Lender SARL	Luxembourg
HLWG Two TRS SARL	Luxembourg
HM Benefits (MI) QRS 16-18, Inc.	Delaware
Hoe Management GmbH	Germany
Hotel (Mn) Qrs 16-84, Inc.	Delaware
Hotel Operator (Mn) Trs 16-87, Inc.	Delaware
Huntwood (TX) Limited Partnership	Delaware
Huntwood (TX) QRS 16-8, Inc.	Delaware
Ice (TX) QRS 12-29, Inc.	Texas
Ijobbers (DE) QRS 14-41, Inc.	Delaware
Ijobbers LLC	Delaware
Image (NY) QRS 16-67, Inc.	Delaware
Initiator (CA) QRS 12-53, Inc.	Delaware
Initiator (CA) QRS 14-62, Inc.	Delaware
Injection (AZ) QRS 12-46, Inc.	Delaware
Jen (MA) QRS 12-54, Inc.	Delaware
Kiinteisto Oy Tietoie 6	Finland
Kiinteisto Oy Tietokilo 1-2	Finland
KPH (UK) QRS 16-42, Inc.	Delaware
KRO (IL) QRS 16-123, Inc.	Delaware
KSM Cresskill (NJ) QRS 16-80, Inc.	Delaware
KSM Livingston (NJ) QRS 16-76, INC.	Delaware
KSM Maplewood (NJ) QRS 16-77, INC.	Delaware
KSM Montclair (NJ) QRS 16-78, INC.	Delaware
KSM Morristown (NJ) QRS 16-79, INC.	Delaware
KSM Summit (NJ) QRS 16-75, Inc.	Delaware
Labrador (AZ) LP	Delaware
Leather (DE) QRS 14-72, Inc.	Delaware
Lei (GER) QRS 16-134, Inc.	Delaware
Lincoln (DE) LP	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	State or Country of Incorporation
Lincoln Trust (MD)	Maryland
Linden (GER) LLC	Delaware
Longboom (Finland) QRS 16-131, Inc.	Delaware
Longboom Finance (Finland) QRS 16-130, Inc.	Delaware
Longboom Landlord (Finland) LLC	Delaware
LPD (CT) QRS 16-132, Inc.	Delaware
Lport (WA-TX) Qrs 16-92, Inc.	Delaware
Lport2 (WA) LLC	Delaware
Lport2 (WA) QRS 16-147, Inc.	Delaware
LTI (DE) QRS 14-81, Inc.	Delaware
Mag-Info (SC) QRS 16-74, Inc.	Delaware
MAGS (UK) QRS 16-2, INC.	Delaware
Mala-IDS (DE) QRS 16-71, Inc.	Delaware
Marie-Invest Sprl	Belgium
MCM (TN) LLC	Delaware
MCM Manager (TN) QRS 16-115, Inc.	Delaware
MCM Member (TN) QRS 16-116, Inc.	Delaware
MCPA Mass (TN) Associates	Tennessee
MCPA Plus (TN) Associates	Tennessee
Meri (NC) LLC	Delaware
Meri (NC) MM QRS 14-98, Inc.	Delaware
Met Wst (UT) Qrs 16-97, Inc.	Delaware
Meta (CA) QRS 14-6, Inc.	Delaware
Metal (DE) QRS 14-67, Inc.	Delaware
MIAP (MN) LLC	Delaware
MK (Mexico) QRS 16-48, Inc.	Delaware
MK (NY) Trust	Maryland
MK GP BEN (DE) QRS 16-45, Inc.	Delaware
MK Landlord (DE) Limited Partnership	Delaware
MK LP Ben (DE) QRS 16-46, Inc.	Delaware
MK-Ben (DE) Limited Partnership	Delaware
MK-GP (DE) QRS 16-43, Inc.	Delaware
MK-LP (DE) QRS 16-44, Inc.	Delaware
MK-Nom (ONT) Inc.	Canada
Mold (AZ) QRS 14-13, Inc.	Delaware
More Applied Four (DE) LLC	Delaware
More Applied Utah (UT) LLC	Delaware
MountCM (CO) QRS 16-111, Inc.	Delaware
Movie (VA) QRS 14-24, Inc.	Delaware
MPH (UK) QRS 16-41, Inc.	Delaware
Nail (DE) Trust	Maryland
NCE (OH) LLC	Delaware
Neonatal Finland, Inc.	Delaware
Network (UT) LLC	Delaware
Nex (GA) LP	Delaware
Nex-GP (GA) QRS 14-60, Inc.	Delaware
Nor (MD)	Maryland
Nord (GA) QRS 16-98, Inc.	Delaware
Nord B Note (DE) QRS 16-126, Inc.	Delaware
NR (LA) QRS 14-95, Inc.	Delaware
Nursery (Wa) QRS 16-135, Inc.	Delaware
Orb (MO) QRS 12-56, Inc.	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	State or Country of Incorporation
Pacpress (IL-MI) QRS 16-114, Inc.	Delaware
Pallet (FRA) SARL	France
Panel (UK) QRS 14-54, Inc.	Delaware
Paper SCI	France
Parts (DE) QRS 14-90, Inc.	Delaware
Pf (GER) Qrs 16-96, Inc.	Delaware
PG (Multi-16) L.P.	Delaware
PG (Multi-16) QRS 16-7, Inc.	Delaware
PG (Multi-16) Trust	Maryland
PG Calgary (DE) Trust	New York
PG-Ben (CAN) QRS 16-9, Inc.	Delaware
PG-Nom Alberta, Inc.	Canada
PG-Trustee (CAN) QRS 16-10, Inc.	Delaware
Pipes (UK) QRS 16-59, Inc.	Delaware
Plants (Sweden) QRS 16-13, Inc.	Delaware
Plants Shareholder (Sweden) QRS 16-15, Inc.	Delaware
Plastic II (IL) LLC	Delaware
Plastic II (IL) QRS 16-27, Inc.	Delaware
Plates (DE) QRS 14-63, Inc.	Delaware
Pliers (DE) Trust	Maryland
Pohj Landlord (Finland) LLC	Delaware
Pohj Managing Member (Finland) QRS 16-20, Inc.	Delaware
Pol-Beaver LLC	Delaware
Pold (GER) QRS 16-133, Inc.	Delaware
Poly (Multi) Limited Partnership	Delaware
Poly GP (Multi) QRS 16-35, Inc.	Delaware
Poly LP (MD) Trust	Maryland
Popcorn (TX) QRS 14-43, Inc.	Delaware
Ports (Finland) LLC	Delaware
Ports (Finland) QRS 16-63, Inc.	Delaware
Primo (Ms) Qrs 16-94, Inc.	Delaware
Print (WI) Qrs 12-40, Inc.	Wisconsin
Prints (UK) QRS 16-1, Inc.	Delaware
Product (OH) QRS 14-64, Inc.	Delaware
Projector (FL) QRS 14-45, Inc.	Delaware
Provo (Ut) Qrs 16-85, Inc.	Delaware
Pump (MO) QRS 14-52, Inc.	Delaware
PWE (Multi) QRS 14-85, Inc.	Delaware
QRS 14-Paying Agent, Inc.	Delaware
QRS 16-Global Paying Agent, Inc.	Delaware
Reyhold (DE) QRS 16-32, Inc.	Delaware
RI(CA) QRS 12-59, Inc.	Delaware
RRC (TX) GP QRS 12-61, Inc.	Delaware
RRC (TX) LP	Delaware
RRC (TX) Trust	Maryland
Rubbertex (TX) QRS 16-68, Inc.	Delaware
Sealtex (DE) QRS 16-69, Inc.	Delaware
Semer Unternehmensverwaltung GmbH & Co. KG	Germany
Semi (CA) QRS 12-45, Inc.	Delaware
Serve (MN) QRS 14-38, Inc.	Delaware
SFCO (GA) QRS 16-127, Inc.	Delaware
Shep (KS-OK) QRS 16-113, Inc.	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	State or Country of Incorporation
Sho Landlord (FL) QRS 16-104, Inc.	Delaware
Shovel Management GmbH	Germany
SM (NY) QRS 14-93, Inc.	Delaware
South East Asian Pacific Holdings Ltd.	Dominican Republic
SP (CA) QRS 14-94, Inc.	Delaware
Speed (NC) QRS 14-70, Inc.	Delaware
Steels (UK) QRS 16-58, Inc.	Delaware
Storage (DE) QRS 14-23, Inc.	Delaware
Stor-Move UH 16 Business Trust	Massachusetts
Sun (SC) QRS 12-68, Inc.	Delaware
Sun Two (SC) QRS 12-69, Inc.	Delaware
Sunny Chip 14 LLC	Delaware
Talaria Holdings LLC	Delaware
TCEP II/CPA Partnership	Delaware
Tech (GER) QRS 16-144, Inc.	Delaware
Tech Landlord (GER) LLC	Delaware
Teeth Finance (Finland) QRS 16-106, Inc.	Delaware
Teeth Landlord (Finland) LLC	Delaware
Teeth Member (Finland) QRS 16-107, Inc.	Delaware
Tel (VA) QRS 12-15, Inc.	Virginia
Telc (NJ) QRS 16-30, Inc.	Delaware
Terrier (AZ) QRS 14-78, Inc.	Delaware
Tfarma (CO) QRS 16-93, Inc.	Delaware
Thal Dfence Conflans SCI	France
Theatre (DE) QRS 14-14, Inc.	Delaware
Thids (DE) QRS 16-17, Inc.	Delaware
Thids 16 Company Limited	Thailand
Tissue SARL	France
Tito (FI) QRS 16-6, Inc.	Delaware
Toner (DE) QRS 14-96, Inc.	Delaware
Tower (DE) QRS 14-89, Inc.	Delaware
Tower 14 (MD)	Maryland
Trucks (France) SARL	France
Tr-Vss (MI) QRS 16-90. Inc.	Delaware
TSO-Hungary KFT	Hungary
UH Storage (DE) Limited Partnership	Delaware
UK Panel LLC	Delaware
Ursa (VT) QRS 12-30, Inc.	Vermont
URubber (TX) Limited Partnership	Delaware
UTI-SAC (CA) QRS 16-34, Inc.	Delaware
Valves Germany (DE) QRS 16-64, Inc.	Delaware
Valves Member Germany (DE) QRS 16-65, Inc.	Delaware
Vinyl (DE) QRS 14-71, Inc.	Delaware
Weeds (OK) QRS 12-22, Inc.	Oklahoma
Wegell GmbH & Co. KG	Germany
Wegell Verwaltungs GmbH	Germany
Windough (DE) LP	Delaware
Wireline (TX) QRS 14-83, Inc.	Delaware
Wood (POL) QRS 16-149, Inc.	Delaware
Work (GER) QRS 16-117, Inc.	Delaware
Wrench (DE) Trust	Maryland
XPD (NJ) LLC	Delaware
XPD Member (NJ) QRS 16-12, Inc.	Delaware
Zylinderblock (Ger) LLC	Delaware